SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


[X]  Filed by the Registrant      [ ] Filed by a party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e))2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

               Renaissance Capital Growth & Income Fund III, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------

5)   Total fee paid:

     -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          _____________________________________________

     2)   Form, Schedule, or Registration Statement No.:

          _____________________________________________


     3)   Filing Party:

          _____________________________________________

     4)   Date Filed:

          _____________________________________________

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
                 8080 North Central Expressway, Suite 210, LB-59
                            Dallas, Texas 75206-1857

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held On Friday, May 16, 2003

To the Shareholders of
Renaissance Capital Growth & Income Fund III, Inc.:

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"), a Texas corporation which has elected to be treated as a business development company under the Investment Company Act of 1940, will be held at the Renaissance Dallas Hotel, Dallas, Texas, on Friday, May 16, 2003, at 8:00 a.m., Dallas time, for the following purposes:

     1. To elect two Class Three directors of the Fund, to hold office for terms of three years or until their successors are elected and qualified;

     2. To amend the Fund's Articles of Incorporation to change the name of the Fund to RENN Capital Fund III, Inc.; and

     3. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournments(s).

     A copy of the Fund's 2002 Annual Report to shareholders is enclosed for your review. Shareholders will have the opportunity at the Annual Meeting to meet the principal officers of selected Portfolio Companies and to hear their business reviews.

     The close of business on March 28, 2003, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment. The enclosed proxy card is being solicited on behalf of the Board of Directors of the Fund.

     You are cordially invited to attend the Annual Meeting. You may vote your shares (1) in person at the Annual Meeting, (2) by telephone, (3) via the Internet, or (4) by completing, signing, dating, and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting. Prompt response by our shareholders will reduce the time and expense of solicitation.

                                              By Order of the Board of Directors


                                              /S/ Barbe Butschek

                                              Barbe Butschek, Secretary

Dallas, Texas
April 14, 2003

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                 PROXY STATEMENT

                                       FOR

                       2003 ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON FRIDAY, MAY 16, 2003


                             SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to the shareholders of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"), a Texas corporation which has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). The Fund's Board of Directors is soliciting proxies to be voted at the 2003 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, May 16, 2003, at the Renaissance Dallas Hotel, Dallas, Texas, at 8:00 a.m., Dallas time and at any adjournment(s). This Proxy Statement is first being sent to shareholders on or about April 14, 2003.

     The accompanying proxy card is designed to permit each Fund shareholder to vote for or against or to abstain from voting on the proposals described in this Proxy Statement, and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR the election of the two Class Three directors.

     The Board of Directors encourages the shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at or prior to the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

     In addition to soliciting proxies by mail, officers and directors of the Fund, and officers, directors, and regular employees of Renaissance Capital Group, Inc. ("Renaissance Group"), the investment adviser to the Fund, may solicit the return of proxies by personal interview, mail, telephone, and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

     The Fund's 2002 Annual Report to Shareholders is enclosed for the review of all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

     The Fund's principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

                             PURPOSES OF THE MEETING

     At the Annual Meeting, Fund shareholders will have the opportunity to meet principal officers of selected Portfolio Companies and to hear their business reviews. In addition, the shareholders will consider and vote upon the following matters:

     1. The election of two Class Three directors of the Fund, to hold office for terms of three years or until their successors are elected and qualified;

     2. To amend the Fund's Articles of Incorporation to change the name of the Fund to RENN Capital Fund III, Inc.; and

     3. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s).

                         RECORD DATE AND SHARE OWNERSHIP

     The close of business on March 28, 2003, has been fixed as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s). At the close of business on the Record Date, the Fund had outstanding 4,351,718 shares of Common Stock and approximately 614 record holders.

                                     VOTING

     Each share of Common Stock is entitled to one vote. The Common Stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A Shareholder is entitled to vote all shares of Common Stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

     A quorum for the Annual Meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of determining the presence of a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     Broker non-votes and abstentions will be counted for purposes of determining the presence of a quorum but will not be voted for or against a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any proposal where the required vote is a percentage of the shares present or outstanding. Broker non-votes and abstentions will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     If a quorum is not present at the Annual Meeting or, although a quorum is present an insufficient number of votes in favor of any of the proposals set forth in the Notice of Meeting are received by the date of the Annual Meeting, the persons named as proxies may vote for one or more adjournment(s) of the Annual Meeting with no notice other than announcement at the Annual Meeting. Further solicitations of proxies with respect to these proposals may be made. Broker non- votes and abstentions will not be voted for any adjournment(s).

             VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

     Shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Services online program. This program provides eligible shareholders who receive a copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Russell Cleveland and Ernest C. Hill have been nominated as the Class Three directors to serve for a term of three years or until respective successors are elected and qualified. For information concerning Mr. Cleveland and Mr. Hill, see "Information Concerning Directors" below.

     Pursuant to the Fund's Articles of Incorporation and Bylaws, the Board of Directors consists of five directors and is divided into three classes. Each class serves for a three-year term. The term of office of the Class Three directors expires at the Annual Meeting to be held this year, the term of office of the Class One director expires at the Annual Meeting of shareholders to be held in 2004, and the term of office of the Class Two directors expires at the Annual Meeting of shareholders to be held in 2005.

     Because the Board of Directors is divided into classes, only those directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors would require two years (although under Texas law, procedures exist to remove directors even if they are not then standing for reelection and, under Securities and Exchange Commission ("SEC") regulations, procedures exist for including appropriate shareholder proposals in the annual proxy statement). Having a classified Board of Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for shareholders of the Fund to change the majority of directors, thus having the effect of maintaining the continuity of management.

     Each of the nominees for a Class Three directorship receiving the vote of a plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected as a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR A CLASS THREE DIRECTORSHIP.


                                  PROPOSAL TWO
                         AMEND ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE FUND TO
                           RENN CAPITAL FUND III, INC.

     The Board of Directors has adopted a resolution to amend the Fund's Articles of Incorporation to change the name of the Fund to RENN Capital Fund III, Inc., and has directed that the amendment be submitted to a vote of the Fund's shareholders. The Common Stock of the Fund is traded under the ticker symbol RENN on the Nasdaq National Market System ("NMS"). Consequently, there is already both name recognition and growing acceptance of RENN as the branded name of the Fund. Further, this more distinctive and identifiable name differentiates the Fund from other financial services concerns which use the name Renaissance.

     An amendment to the Articles of Incorporation requires the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of Common Stock entitled to vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND TO RENN CAPITAL FUND III, INC.

Information Concerning Directors

     Class Three Directors - Term Expires at 2003 Annual Meeting

     Russell Cleveland, age 64, is the President, Chief Executive Officer, and Director of the Fund since 1994. He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment
Analysts.  Mr. Cleveland is also the President,  Chief Executive  Officer,  sole
Director, and the majority shareholder of Renaissance Group, the investment adviser to the Fund. Renaissance Group is also the investment manager of Renaissance US Growth Investment Trust PLC ("RUSGIT") and the investment adviser to BFS US Special Opportunities Trust PLC ("BFS US"), investment trusts listed on the London Stock Exchange. Mr. Cleveland also serves on the Boards of Directors of RUSGIT, BFS US, Tutogen Medical, Inc., Cover-All Technologies, Inc., Integrated Security Systems, Inc., and Digital Recorders, Inc.

     Ernest C. Hill, age 63, has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill's prior experience included service as Assistant Professor of Finance, Southern Methodist University and Associate Director of the Southwestern Graduate School of Banking.

Continuing Directors

     Class One Director - Term Expires at 2004 Annual Meeting

     Peter Collins, age 57, has been a financial and management consultant to closely-held businesses for the past ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures, and mergers and acquisitions. He has advised companies in every segment of industry (including manufacturing, distribution, service, agriculture, construction, and multimedia) and in all stages of development (from start-up to bankruptcy). Mr. Collins was educated in England, where he received a B.Sc. in Civil Engineering from Liverpool University and an M.Sc. in Business Administration from The City University, London.

     Class Two Directors - Term Expires at 2005 Annual Meeting

     Edward O. Boshell, Jr., age 67, is the retired Chairman of the Board and CEO of Columbia General Corporation and is a private investor.

     Charles C. Pierce, Jr., age 68, is the retired Vice-Chairman of Dain Rauscher, Inc., and is a private investor.

     Certain information concerning the Fund's directors is set forth below:



                                                                             Number of
                                                                             Portfolios
                                       Director's       Principal             in Fund
                                        Term of        Occupation(s)          Complex       Other
                        Position(s)    Office and         During              Overseen   Directorships
 Name, Address*            Held         Length of         Past 5                 by         Held by
    and Age              with Fund     Time Served        Years               Director      Director

Independent
Directors:

Edward O. Boshell, Jr.   Director      Class Two        Retired Chairman         1        None
Age 67                                 Director since   of the Board and
                                       1998.            CEO of Columbia
                                       Term expires     General and private
                                       2005.            investor

Charles C. Pierce, Jr.   Director      Class Two        Retired Vice-            1        None
Age 68                                 Director since   Chairman of Dain
                                       2002.            Rauscher and
                                       Term expires     private investor
                                       2005.

Ernest C. Hill           Director      Class Three      Consultant               1        None
Age 63                                 Director since
                                       1994.
                                       Term expires
                                       2003.

Peter Collins            Director      Class One        Consultant               1        None
Age 57                                 Director since
                                       1994.
                                       Term expires
                                       2004.



                                                                             Number of
                                                                             Portfolios
                                       Director's       Principal             in Fund
                                        Term of        Occupation(s)          Complex       Other
                        Position(s)    Office and         During              Overseen   Directorships
 Name, Address*            Held         Length of         Past 5                 by         Held by
    and Age              with Fund     Time Served        Years               Director      Director


Interested Director:

Russell Cleveland        President,    Class Three      President & Chief        3        RUSGIT, BFS
Age 64                   Chief         Director since   Executive Officer                 US, Tutogen
                         Executive     1994.            of Renaissance                    Medical, Inc.,
                         Officer,      Term expires     Group                             Cover-All
                         and           2003.                                              Technologies,
                         Director                                                         Inc., Integrated
                                                                                          Security
                                                                                          Systems, Inc.,
                                                                                          and Digital
                                                                                          Recorders, Inc.

------------------------
*The address of all such persons is c/o  Renaissance  Capital Group,  Inc., 8080
     North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206.



                                                         Aggregate Dollar Range*
                              Dollar Range*           of Equity Securities in
       Name of             of Equity Securities             All Funds in
       Director                in the Fund            Renaissance Fund Complex

Edward O. Boshell, Jr.       over $100,000                 over $100,000
Charles C. Pierce, Jr.       $10,001 to $50,000            $10,001 to $50,000
Ernest C. Hill               $0                            $0
Peter Collins                $10,001 to $50,000            $10,001 to $50,000
Russell Cleveland            over $100,000                 over $100,000

------------------------
*    As of March 14, 2003

                               OWNERSHIP OF SHARES

     The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund's Common Stock as of March 14, 2003
(i) for all persons who are beneficial owners of 5% or more of the outstanding shares of the Fund's Common Stock (ii) each director and nominee for director of the Fund, and (iii) all executive officers and directors of the Fund as a group:


                                            Number of Shares
                                           Beneficially Owned          Percent
   Name of Beneficial Owner              Directly or Indirectly        of Class
   ------------------------              ----------------------        --------
Edward O. Boshell, Jr., Director              43,272 (1)                 0.99%

Ernest C. Hill, Director                           0                     0.00%

Peter Collins, Director                        1,900                     0.04%

Charles C. Pierce, Jr., Director               1,978                     0.05%

Russell Cleveland, President, Chief          245,531 (3)                 5.64%
Executive Officer, and Director (2)

All directors and officers of the            307,185                     7.06%
Fund as a group (8 persons)
------------------------
(1)  Shares owned indirectly through Columbia General Investments, L.P.
(2)  "Interested person," as defined by the 1940 Act.
(3) Includes 21,635 shares owned by the Cleveland Family Limited Partnership and 223,896 shares owned by Renaissance Investment Limited Partnership.

Committees and Meetings

     The Board of Directors held eighteen (18) meetings or executed consent actions in lieu of meetings during 2002, and each director attended or executed at least seventy-five per cent (75%) of these meetings and consent actions. The Audit Committee consists of Ernest C. Hill, Peter Collins, and Edward O. Boshell, Jr., and held three (3) meetings in 2002.

Director Compensation

         Directors who are not employees of either the Fund or Renaissance Group receive a monthly fee of $1,500, plus $750 and out-of-pocket expenses for each meeting attended. The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Fund. The aggregate compensation for the period from January 1 to December 31, 2002, that the Fund paid each director, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which Renaissance Group provided investment advisory services (collectively, the "Renaissance Fund Complex") is set forth below:


                                              Pension or
                                              Retirement      Estimated         Total 2002
                              Aggregate        Benefits         Annual         Compensation
                                2002          Accrued as       Benefits        from Fund and
                            Compensation     Part of Fund        upon           Renaissance
Name of Director             from Fund        Expenses        Retirement       Fund Complex


Russell Cleveland (1)              $0            $0               $0               $8,993
Peter Collins                 $21,000            $0               $0              $21,000
Ernest C. Hill                $21,000            $0               $0              $21,000
Edward O. Boshell, Jr.        $21,000            $0               $0              $21,000
Charles C. Pierce, Jr.        $17,250            $0               $0              $17,250

------------------------
(1) Mr. Cleveland is President and Chief Executive Officer of Renaissance Group. See "Information about the Fund's Principal Officers and Investment Adviser - Renaissance Group."

Executive Compensation and Options

     Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund.

Auditor

     The Audit Committee has selected Ernst & Young LLP ("EY"), independent public accountants, to audit the Fund for the fiscal year ending December 31, 2003. EY has performed audit services for the Fund since 1999. A representative of EY is expected to attend the Annual Meeting. The EY representative will respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, should the representative desire to do so. The aggregate fees billed by EY for audit services for the audit of the Fund's financial statements included in the Fund's Form 10-K and the review of the Fund's financial statements included in the Fund's Forms 10-Q for 2002 and 2001 were $86,206 and $58,000, respectively.

                      INFORMATION ABOUT THE FUND'S OFFICERS
                           AND THE INVESTMENT ADVISER

Officers

     Set  forth  below  is  certain   information   regarding  the  officers  of
Renaissance Group, the Fund's investment adviser:

     Russell Cleveland, age 64, is the President, Chief Executive Officer, sole Director, and the majority shareholder of Renaissance Group. He is also President, Chief Executive Officer, and a Class Three director of the Fund. He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the Boards of Directors of Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC, Integrated Security Systems, Inc., Tutogen Medical, Inc., Digital Recorders, Inc., and Cover-All Technologies, Inc. He has served as an officer and director of the Fund since 1994.

     Barbe Butschek, age 48, has been associated with Renaissance Group and its predecessor companies since 1977, and is a shareholder of Renaissance Group. As Senior Vice-President and Secretary/Treasurer of Renaissance Group, she has been responsible for office management, accounting management, and records management of several investment funds. Ms. Butschek has served as Secretary and Treasurer of the Fund since 1994.

     Robert C. Pearson, age 67, joined Renaissance Group in April 1997 and is Senior Vice- President - Investments. He is also Vice-President of the Fund. Mr. Pearson brings more than thirty years of experience to Renaissance Group's corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with more than $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory.

In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice-President - Controller and Vice-President - Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of eOriginal, Inc., Poore Brothers, Inc., CaminoSoft Corp., Laserscope, Simtek Corporation, and Advanced Power Technologies, Inc.

     John A. Schmit, age 35, joined Renaissance Group in 1997, and is Vice-President - Investments. He is also Vice-President of the Fund. Mr. Schmit is responsible for portfolio analysis and monitoring. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, Amarillo, Texas. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center. He is a director of Obsidian Enterprises, Inc.

     Renaissance Group

     Renaissance Group provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement, as amended, between the Fund and Renaissance Group (the "Agreement"). The Agreement is subject to annual review and approval by the Fund's Board of Directors. Renaissance Group is also the Investment Manager of BFS US and RUSGIT, closed-end investment trusts listed on the London Stock Exchange. Renaissance Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"), and is subject to the reporting and other requirements of the 1940 Act. Renaissance Group and its officers and employees devote such time to the Fund's business as is necessary for the conduct of its operations. Pursuant to the Agreement, Renaissance Group is entitled to receive a management fee equal to a quarterly rate of 0.4375% (1.75% annually) of the Fund's net assets, as determined at the end of such quarter with each such payment to be due on the last day of the calendar quarter. In addition to the quarterly fee of 0.4375% of the Fund's net assets, Renaissance Group is entitled to receive an incentive fee in an amount equal to 20% of the Fund's realized capital gains in excess of realized capital losses of the Fund after allowance for any unrealized capital losses in excess of unrealized capital gains on the portfolio investments of the Fund. The incentive fee is calculated, accrued, and paid on a quarterly basis. In 2002, the Fund paid Renaissance Group $860,834 as its management fee and $0 as its incentive fee. The Fund also received director's fees from portfolio companies with respect to Mr. Cleveland's and Mr. Pearson's services as a director. Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside the Fund's business. Officers and employees of Renaissance Group are compensated solely by Renaissance Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the Common Stock of Renaissance Group. The sole director of Renaissance Group is Russell Cleveland.

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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Agreement, Renaissance Group serves as investment adviser to the Fund, subject to the supervision of the Fund's Board of Directors. Services provided to the Fund include but are not necessarily limited to assisting the Fund in the determination of the net assets and recommending the valuation of assets of the Fund to the Board of Directors. The valuation of assets is subject to the Board of Directors' determination and is used in the computation of the management fee and incentive fee paid to Renaissance Group. The valuations of portfolio securities are performed in accordance with valuation procedures and policies formulated by Renaissance Group and approved by the Board of Directors. These valuation policies are described in detail in the Fund's public filings. In addition, on a quarterly basis, the Board of Directors reviews the valuation policies to determine their appropriateness.

     Renaissance Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the 1940 Act.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of three directors, all of whom meet the independence and experience requirements of NASD Rule 4200(1)(15). The Audit Committee responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2002, with the Fund's management. The Audit Committee has discussed with Ernst & Young LLP, the Fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and has discussed with Ernst & Young LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                                        Ernest C. Hill, Chairman
                                                        Edward O. Boshell, Jr.
                                                        Peter Collins

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors and persons who own more than 10% of a registered class of the Fund's equity securities to file reports of ownership

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and changes in ownership with the SEC. Officers, directors, and greater than 10%
beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. The Fund believes that during the fiscal year ended December 31, 2002, all Section 16(a) filings relating to the Fund's Common Stock applicable to its officers, directors, and greater than 10% beneficial owners were timely filed.

                              SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund's proxy statement for consideration at its 2004 Annual Meeting of Shareholders by submitting proposals to the Fund in a timely manner. To be included in the proxy statement for the 2004 Annual Meeting of Shareholders, shareholder proposals must be received by the Fund by December 15, 2003, and must otherwise comply with the requirements of Rule 14a-8.

                                 OTHER BUSINESS

     Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies as in their discretion they may deem appropriate.

     THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF YOU WOULD LIKE A COPY OF THE REPORT, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD AND ENCLOSE THE CARD IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. A COPY OF THE REPORT WILL BE FORWARDED TO YOU FREE OF CHARGE BY FIRST CLASS MAIL.

                                             By Order of the Board of Directors,

                                             /S/ Barbe Butschek

                                             Barbe Butschek, Secretary

Dallas, Texas
April 14, 2003

IMPORTANT: PLEASE RETURN PROXY PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR SHARES OF COMMON STOCK TO BE VOTED SHOULD DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

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